GPS FUNDS I
GuideMark® Large Cap Core Fund
GuideMark® Emerging Markets Fund
GuideMark® Small/Mid Cap Core Fund
GuideMark® World ex-US Fund
GuideMark® Opportunistic Equity Fund
GuideMark® Core Fixed Income Fund
GuideMark® Tax-Exempt Fixed Income Fund
(each, a "Fund" and collectively, the "Funds")

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2016

The date of this Supplement is November 4, 2016

The previously disclosed change in control of the advisor, AssetMark, Inc. ("AssetMark"), has occurred.  As a result, AssetMark and certain affiliates of AssetMark are now owned by HTSC1. The Board of Trustees of GPS Funds I has approved a new investment advisory agreement (the "New Advisory Agreement") and, as applicable, new sub-advisory agreement(s) for each Fund.  The Funds also obtained all requisite shareholder approvals for the New Advisory Agreement.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

1 HTSC is Huatai Securities Co., Ltd.